                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 13, 2006

                                 NCO Group, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                        Pennsylvania                          0-21639                            23-2858652
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(State or other jurisdiction of incorporation)         (Commission File Number)        (IRS Employer Identification No.)

        507 Prudential Road, Horsham, Pennsylvania                                                  19044
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         (Address of principal executive offices)                                                (Zip Code)

        Registrant's telephone number, including area code (215) 441-3000
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
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         On February 13, 2006, NCO Group, Inc. issued a press release announcing its results of operations for the fourth quarter of 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         On February 14, 2006, NCO Group, Inc. hosted an investor conference call to discuss items in the February 13, 2006, press release in more detail and to allow the investment community an opportunity to ask questions. A copy of the transcript from the conference call appears as Exhibit 99.2 to this Report and is incorporated herein by reference.

         The Company disclaims any obligation to update the information in this Report as a result of new information, future events, or otherwise.



ITEM 7.01. REGULATION FD DISCLOSURE.
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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
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           (c) Exhibits

           99.1 Press Release of NCO Group, Inc. dated February 13, 2006.

           99.2 Transcript of NCO Group, Inc. conference call on February 14, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          NCO GROUP, INC.


Date: February 16, 2006                   By: /s/ Steven L. Winokur
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                                              Steven L. Winokur
                                              Executive Vice President
                                              and Chief Financial Officer




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